                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                TEKNI-PLEX, INC.

                               OFFER TO EXCHANGE
                                      ITS
              SERIES B 11 1/4% SENIOR SUBORDINATED NOTES DUE 2007
                       FOR ANY AND ALL OF ITS OUTSTANDING
                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2007

              PURSUANT TO THE PROSPECTUS DATED             , 1997
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
    NEW YORK CITY TIME, ON           , 1997 UNLESS EXTENDED (THE "EXPIRATION
                                    DATE").

     PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS.

     If you desire to accept the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed, and submitted to Marine Midland Bank as the Exchange Agent:

         By Registered or Certified Mail,                             By Facsimile:
            Overnight Courier or Hand:                             Marine Midland Bank
                Marine Midland Bank                                Attn: Frank Godino
              140 Broadway -- A Level                                (212) 658-2292
           New York, New York 10005-1180
         Attn: Corporate Trust Operations
                Tel: (212) 658-5931

     Originals of this Letter of Transmittal and all other documents submitted by facsimile must be sent promptly by registered or certified mail, overnight courier or hand delivery. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT.

     The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1997 (the "Prospectus") of Tekni-Plex, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its Series B 11 1/4% Senior Subordinated Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 in principal amount of its outstanding 11 1/4% Senior Subordinated Notes due 2007 (the "Old Notes"), of which $75,000,000 aggregate principal amount is outstanding. The Exchange Notes will be fully and unconditionally guaranteed on a senior subordinated basis by Dolco Packaging Corp. (the "Guarantor"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This Letter of Transmittal is to be used if certificates for the Old Notes are to be forwarded herewith. If delivery of the Old Notes is to be made through book-entry transfer into the Exchange Agent's account at The Depository Trust Company, this Letter of Transmittal need not be delivered; provided, however, that tenders of the Old Notes must be effected in accordance with The Depository Trust Company's Automated Tender Offer Program ("ATOP") procedures and the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus, including the delivery of an Agent's Message in lieu of this Letter of Transmittal.

     The undersigned hereby tenders the Old Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under the Tendered Notes.

     Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in this Letter of Transmittal is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed under the caption "The Exchange Offer" in the Prospectus. In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Old Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any affiliate of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Exchange Notes for its own account in exchange for Old Notes, where such Old Notes were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

[ ]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (BOX 4).

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (BOX 5).

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES.

ALL TENDERING HOLDERS COMPLETE THIS BOX 1:
--------------------------------------------------------------------------------
                                     BOX 1
                       DESCRIPTION OF OLD NOTES TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

------------------------------------------------------------------------------------------------------------------------------
                                                                                           AGGREGATE
                                                                                           PRINCIPAL             AGGREGATE
NAME(S) AND ADDRESS(ES) OF REGISTERED NOTE HOLDER(S), EXACTLY       CERTIFICATE              AMOUNT              PRINCIPAL
        AS NAME(S) APPEAR(S) ON OLD NOTE CERTIFICATE(S)             NUMBER(S) OF         REPRESENTED BY            AMOUNT
                  (PLEASE FILL IN, IF BLANK):                        OLD NOTES*          CERTIFICATE(S)          TENDERED**
 ------------------------------------------------------------------------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------
                                                                                            Total: $              Total: $
 ------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by persons tendering by book-entry transfer.

 ** The minimum permitted tender is $1,000 in principal amount of Old Notes.
    All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Old Note certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.
================================================================================

--------------------------------------------------------------------------------
                                     BOX 2
                              BENEFICIAL OWNER(S)

------------------------------------------------------------------------------------------------------------------------------
   STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF       PRINCIPAL AMOUNT OF TENDERED OLD NOTES HELD FOR ACCOUNT
                      TENDERED OLD NOTES                                            OF BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

-------------------------------------------------------
    BOX 3
    SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 5, 6 AND 7)

    To be completed ONLY if Exchange Notes
    exchanged for Old Notes and/or untendered Old
    Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

    Mail Exchange Notes and any untendered Old
    Notes to:
    Name(s):
     --------------------------------------------
                    (please print)
    Address:
    ----------------------------------------------
    ===============================================
                  (include Zip Code)
    -----------------------------------------------
      Tax Identification or Social Security No.:
=======================================================
    BOX 4
    USE OF GUARANTEED DELIVERY
    (SEE INSTRUCTION 2)

    To be completed ONLY if Old Notes are being tendered by means of a Notice of Guaranteed
    Delivery.

    Name(s) of Registered
    Holder(s):
    -------------------------------------------
    Date of Execution of Notice of Guaranteed
    Delivery:
    ---------------------------------------------

    Name of Institution which Guaranteed
    Delivery:
    ---------------------------------------------

-------------------------------------------------------

------------------------------------------------------------------------------------------------------------
    BOX 5
    USE OF BOOK-ENTRY TRANSFER
    (SEE INSTRUCTION 1)

    To be completed ONLY if delivery of tendered Old Notes is to be made by book-entry transfer.
    Name of Tendering Institution:
    ---------------------------------------------------------------------------------------
    Account Number:
    ----------------------------------------------------------------------------------------------------
    Transaction Code Number:
    --------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                     BOX 6

                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

x                                         Signature Guarantee
---------------------------------------- :

x                                         (If required by Instruction 5)
---------------------------------------- :
 (SIGNATURE OF REGISTERED HOLDER(S) OR
         AUTHORIZED SIGNATORY)

Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):
------------------------------------------------------------------------

           ---------------------------------------------------------------------

Capacity:
-------------------------------------------------------------------------

Street Address:
-------------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------
                                       (INCLUDE ZIP CODE)

Area Code and Telephone Number:
---------------------------------------------

Tax Identification or
Social Security Number:
---------------------------------------------------------
Authorized Signature
------------------------------------------------------------

Name:
----------------------------------------------------------------------------
                                    (PLEASE PRINT)

Title:
-----------------------------------------------------------------------------

Name of Firm:
-------------------------------------------------------------------
                 (MUST BE AN ELIGIBLE INSTITUTION AS DEFINED IN INSTRUCTION 2)

Address:
--------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number:
---------------------------------------------

Dated:
------------------------------------

                                     BOX 7
                              BROKER-DEALER STATUS

[ ] Check this box if the Beneficial Owner of the Old Notes is a Participating
    Broker-Dealer and such Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities.

--------------------------------------------------------------------------------------------------------------
                                        PAYOR'S NAME: TEKNI-PLEX, INC.
--------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                     Name (If joint names, list first and circle the
 FORM W-9                       name of the person or entity whose number you      --------------------------
 DEPARTMENT OF THE TREASURY     enter in Part 1 below. See instructions if your      Social Security Number
 INTERNAL REVENUE SERVICE       name has changed.)
                                -----------------------------------------------               or
                                Address
                                -----------------------------------------------
                                City, State and ZIP Code                                     TIN
                                List account number(s) here (optional)
                                -----------------------------------------------
                               -------------------------------------------------------------------------------
                                PART 1 -- PLEASE PROVIDE YOUR TAXPAYER
                                IDENTIFICATION NUMBER ("TIN") IN THE BOX AT
                                RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

                                PART 2 -- Check the box if you are NOT subject
                                to backup withholding under the provisions of            PART 3 --
                                section 3406(a)(1)(C) of the Internal Revenue           Awaiting TIN
                                Code because (1) you have not been notified                 [ ]
                                that you are subject to backup withholding as
                                a result of failure to report all interest or
                                dividends or (2) the Internal Revenue Service
                                has notified you that you are no longer
                                subject to backup withholding.  [ ]
                               -------------------------------------------------------------------------------
                                CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
                                INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
--------------------------------------------------------------------------------------------------------------

 Signature                                                                           Date
           ---------------------------------------------------------------------          ------------------
--------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder of Old Notes use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the Expiration Date.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available, and who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by registered or certified mail, overnight courier or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Notes in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an eligible holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

     4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

     6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

     8. Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service (if withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Company in its reasonable discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or their counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal or the Prospectus, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

     11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Notes. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Notes and Issuance of Notes; Return of
Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."